UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K/A

_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): September 26, 2023
Curis, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Spring Street, Building C - Suite 500, Lexington, MA 02421
(Address of Principal Executive Offices) (Zip Code)
(617) 503-6500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Curis, Inc. filed a Current Report on Form 8-K on September 28, 2023 (the “Original 8-K”). This Amendment to the Original 8-K is filed solely to correct submission errors that inadvertently resulted in the Original 8-K appearing on EDGAR only under Items 5.07 and 9.01 of Form 8-K instead of the items listed below. The text and exhibits of the Original 8-K are otherwise unchanged and appear below and attached hereto.
Item 3.03. Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 below is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 26, 2023, Curis, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”), as a virtual web conference at www.virtualshareholdermeeting.com/CRIS2023SM, at which a quorum was present by proxy.
At the Special Meeting, the Company’s stockholders adopted and approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s capital stock from 232,812,500 to 460,625,000 and the number of authorized shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), from 227,812,500 to 455,625,000 (the “Increase in Authorized Shares Certificate of Amendment”). The additional Common Stock authorized by the Increase in Authorized Shares Certificate of Amendment has rights identical to the Company’s currently outstanding Common Stock. The Company filed the Increase in Authorized Shares Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on September 26, 2023.
In addition, the Company’s stockholders adopted and approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the issued shares of Common Stock, by a ratio of not less than 1-for-5 and not more than 1-for-25, and a proportionate reduction in the number of authorized shares of capital stock and Common Stock, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of the Company’s board of directors without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split Certificate of Amendment”).
On September 26, 2023, following stockholder approval of the Reverse Stock Split Certificate of Amendment at the Special Meeting, the Company’s Board of Directors approved a 1-for-20 reverse stock split of the issued and outstanding shares of Common Stock (the “Reverse Stock Split”).
On September 28, 2023 (the “Effective Date”), the Company filed the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Delaware, which will effect, as of 5:00 p.m. Eastern Time on the Effective Date, the Reverse Stock Split.
As a result of the Reverse Stock Split, every twenty shares of Common Stock issued and outstanding will be converted into one share of Common Stock. Stockholders who would otherwise be entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split will have such fractional share of Common Stock rounded up to the nearest whole share.
The Reverse Stock Split proportionately reduced the number of authorized shares of Common Stock such that after giving effect to the Increase in Authorized Shares Certificate of Amendment and the Reverse Stock Split Certificate of Amendment the number of authorized shares of Common Stock is 22,781,250. The Reverse Stock Split will not change the par value of the Common Stock or the authorized number of shares of preferred stock of the Company. All outstanding stock options will be adjusted as a result of the Reverse Stock Split, as required by the terms of such stock options and described in the Company’s proxy statement for the Special Meeting as filed with the Securities and Exchange Commission on August 18, 2023 (the “Proxy Statement”).
Trading of the Common Stock on a Reverse Stock Split-adjusted basis will begin at the opening of trading on September 29, 2023.
The summary of the Increase in Authorized Shares Certificate of Amendment and the Reverse Stock Split Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Authorized Shares

Certificate of Amendment and the Reverse Stock Certificate of Amendment, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Special Meeting, the Company’s stockholders voted on three proposals, each of which is described in the Proxy Statement:
1.The amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s capital stock from 232,812,500 to 460,625,000 and the number of authorized shares of Common Stock from 227,812,500 to 455,625,000 (the “Authorized Shares Proposal”) was adopted and approved:

For	Against	Abstain
71,422,423	13,859,070	187,356
2.The amendment to the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the issued shares of Common Stock, by a ratio of not less than 1-for-5 and not more than 1-for-25, and a proportionate reduction in the number of authorized shares of capital stock and Common Stock, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of the Company’s board of directors without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split Proposal”) was adopted and approved:

For	Against	Abstain
73,031,848	12,284,263	152,738
3.The proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the adoption and approval of the Authorized Shares Proposal or the Reverse Stock Split Proposal was approved:

For	Against	Abstain
73,292,827	11,478,067	697,955
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Curis, Inc. – Increase In Authorized Shares
3.2	Certificate of Amendment of Restated Certificate of Incorporation of Curis, Inc. – Reverse Stock Split
104	Cover Page Interactive Data File (embedded within the InLine XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date:	September 28, 2023	By:	/s/ Diantha Duvall
Diantha Duvall
Chief Financial Officer